UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 19, 2016 (February 16, 2016)

KIMBALL ELECTRONICS, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-36454	35-2047713
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1205 Kimball Boulevard, Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code   (812) 634-4000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On February 16, 2016, the Retirement Plan Advisory Committee of Kimball Electronics, Inc. (the “Company”) approved the adoption of the Vanguard Qualified Retirement Plan and Trust-Defined Contribution Basic Plan Document 03, which amends and restates the Vanguard Qualified Retirement Plan and Trust-Defined Contribution Basic Plan Document 01 that was included in the Kimball Electronics Retirement Plan filed on October 30, 2014 as Exhibit 4.3 to the Company’s registration statement on Form S-8 (File No. 333-199731)(the “Registration Statement”). The following documents are being filed with this report on Form 8-K and shall be incorporated by reference into the Registration Statement: (i) the Amended and Restated Kimball Electronics Retirement Plan, effective July 1, 2015, the beginning of the plan year, which is attached hereto as Exhibit 4.1, and, (ii) the Internal Revenue Service determination letter stating the form of the plan is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees, which is attached hereto as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed as part of this report:

Exhibit
Number	Description
4.1	Amended and Restated Kimball Electronics Retirement Plan
5.1	Internal Revenue Service Determination Letter

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL ELECTRONICS, INC.

By:	/s/ Michael K. Sergesketter
MICHAEL K. SERGESKETTER Vice President, Chief Financial Officer
Date: February 19, 2016

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Amended and Restated Kimball Electronics Retirement Plan
5.1	Internal Revenue Service Determination Letter